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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 16 , 1998


                            GEOLOGISTICS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                333-42607                22-3438013
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    (State or Other Juris-      (Commission File           (IRS Employer
   diction of Incorporation)         Number)             Identification No.)


                13952 Denver West Parkway, Golden, Colorado 80401
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (303) 704-4400

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On November 16, 1998 (the "Effective Date of Termination"), GeoLogistics Corporation (the "Company") agreed with Deloitte & Touche, LLP ("D&T") that D&T would not stand for re-election as the Company's independent accountants.

     D&T's reports on the consolidated financial statements of GeoLogistics Corporation for the years ended December 31, 1996 and 1997 did not contain an adverse opinion, or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years of the Company, and the period beginning on January 1, 1998 and ending on the Effective Date of Termination, there have been no disagreements between the Company and D&T on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports. In addition, there have been no events requiring disclosure under
     Item 304(a)(1)(v) of Regulation S-K.

     D&T has furnished the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that D&T agrees with the statements made by the Company in this Item 4 (a). A copy of the letter from D&T to the Commission is filed as Exhibit 16.1 hereto.

 (a) Effective November 19, 1998 (the "Effective Date of Engagement"), the Company engaged Ernst & Young LLP ("E&Y") as its independent accountants.

     The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

     During the two most recent fiscal years prior to the Effective Date of Engagement and all subsequent interim periods preceding the date hereof, neither the Company nor someone on its behalf has consulted E&Y regarding any matters or events as set forth in Item 304 (a) (2) of Regulation S-K.

                                    EXHIBITS

 Exhibit No.               Exhibit

 16.1             Letter of Deloitte & Touche, LLP dated November 20, 1998


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                GEOLOGISTICS CORPORATION




Date: November 20, 1998                         By: /s/ Gary S. Holter
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                                                    Gary S. Holter
                                                    Chief Financial Officer




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